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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 13, 2007
Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	1-8993 (Commission file number)	94-2708455 (I.R.S. Employer Identification No.)

80 South Main Street, Hanover, New Hampshire 03755
(Address of principal executive offices)

(603) 640-2200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD.

        Attached as Exhibit 99.1 hereto and incorporated by reference herein is a presentation of certain information of White Mountains Insurance Group, Ltd. (the "Company") relating to its wholly-owned subsidiary White Mountains Re Group, Ltd. ("White Mountains Re").

ITEM 9.01 Financial Statements and Exhibits

  (d)
  Exhibits. The following exhibit is furnished herewith:

EXHIBIT INDEX

99.1    Supplemental Regulation FD Disclosure dated March 13, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED: March 13, 2007	WHITE MOUNTAINS INSURANCE GROUP, LTD.
	By:	/s/ J. BRIAN PALMER J. Brian Palmer Chief Accounting Officer

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EXHIBIT INDEX
SIGNATURES